Equity In Broker Trading Account	12 Months Ended
Dec. 31, 2011
Equity In Broker Trading Account [Abstract]
Equity In Broker Trading Account

Note 4. Equity in Broker Trading Account

Cash and financial instruments held at the Company's clearing broker collateralize amounts due to the clearing broker, if any, and may serve to satisfy regulatory or clearing broker margin requirements. The Company earns interest on its assets deposited with the broker. At December 31, 2011 and 2010, the following amounts of cash were held at the clearing broker to satisfy margin requirements.

	December 31, 2011	December 31, 2010
Total Index Series	$23,495,853	$21,752,248
Agricultural Sector Series	871,324	1,284,994